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
[NUMBER]                                      TALENTPOINT, INC.                       [SHARES]


                                                                                         SEE REVERSE FOR
                   INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA     CERTAIN DEFINITIONS
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NASDAQ: TPNT                                    COMMON STOCK                               CUSIP
THIS CERTIFIES THAT


IS THE OWNER OF
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            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF

                    ----------------------                    ---------------------
            ------------------------------  TALENTPOINT, INC. -----------------------------
                    ----------------------                    ---------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Common-
wealth of Pennsylvania, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.
    WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

[DATED:  ]                                                        COUNTERSIGNED:
                                                                                                     STOCKTRANS, INC.
                                                                             7 EAST LANCASTER AVE., ARDMORE, PA 19003
                                                                                                       TRANSFER AGENT

                        [TALENTPOINT, INC. CORPORATE SEAL 1999 PENNSYLVANIA]

                                                                                BY:  AUTHORIZED SIGNATURE


     TREASURER                                                                      PRESIDENT
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

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT - .......Custodian........
TEN ENT - as tenants by the entireties                               (Cust)          (Minor)
JT TEN - as joint tenants with right of                           under Uniform Gifts to Minors
         survivorship and not as tenants
         in common                                                          Act.............
                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

   For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________



                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATSOEVER.





THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE
FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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